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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): October 2, 2002
                                (October 1, 2002)

                             The Warnaco Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                  1-10857                                           95-4032739
         (Commission File Number)                       (IRS Employer Identification No.)


               90 Park Avenue
                New York, NY                                            10016
  (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 661-1300

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        Exhibit No.        Description

           99.1            Joint Plan of Reorganization of The Warnaco
                           Group, Inc. and its Affiliated Debtors and
                           Debtors in Possession Under Chapter 11 of the
                           Bankruptcy Code.

           99.2            Disclosure Statement with respect to the Joint
                           Plan of Reorganization of The Warnaco
                           Group, Inc. and its Affiliated Debtors and
                           Debtors in Possession Under Chapter 11 of the
                           Bankruptcy Code.

Item 9. Regulation FD Disclosure.

                  On October 1, 2002, The Warnaco Group, Inc. (the "Company") and certain of its subsidiaries filed their joint plan of reorganization (the "Plan") and related disclosure statement (the "Disclosure Statement") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Copies of the Plan and the Disclosure Statement are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

                  Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.




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                  The Plan and Disclosure Statement contain forward-looking
statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including the ability of the Company to satisfy the conditions and requirements of its credit facilities, the effects of the Chapter 11 cases on the operation of the Company, the Company's ability to obtain court approval with respect to motions in the Chapter 11 cases prosecuted by it from time to time, the ability of the Company to prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases, the effect of international, national and regional economic conditions, the overall level of consumer spending, the performance of the Company's products within the prevailing retail environment, customer acceptance of both new designs and newly introduced product lines, financial difficulties encountered by customers, the ability of the Company to attract, motivate and retain key executives and employees, and the ability of the Company to attract and retain customers. All statements other than statements of historical facts included in the Operating Report are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2002
                                     The Warnaco Group, Inc.


                                     By: /s/ Stanley P. Silverstein
                                         ------------------------------------
                                     Name:  Stanley P. Silverstein
                                     Title: Vice President, General Counsel
                                            and Secretary



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                    STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......      'r'
The British pound sterling sign shall be expressed as.......      'L'
The section symbol shall be expressed as....................      'SS'